SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                    December 12, 2000 (December 7, 2000)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                        CHRIS-CRAFT INDUSTRIES, INC.
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           (Exact name of Registrant as specified in its charter)


         Delaware                   1-2999                94-1461226
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        (State of            (Commission File No.)       (IRS Employer
       Incorporation)                                Identification Number)


                    767 Fifth Avenue, New York NY 10153
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        (Address of principal executive offices, including zip code)


                               (212) 421-0200
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)


Item 5.     Other Events.

            On December 7, 2000, The News Corporation Limited filed with the Securities and Exchange Commission a Registration Statement on Form F-4 relating to its proposed acquisition of Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. That filing includes preliminary proxy materials for Chris-Craft, BHC and United Television, including, as annexes thereto, the three merger agreements, as amended, relating to the proposed transactions.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  2.1 Amendment No. 1, dated as of December 7, 2000, to Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc. (Incorporated by reference to Exhibit 2.4 to News Corporation's Registration Statement on Form F-4 filed on December 7, 2000 (File No. 333-51434)).



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Chris-Craft Industries, Inc.


                              By:  /s/  Brian C. Kelly
                                  ---------------------------------
                              Name:     Brian C. Kelly
                              Title:    Senior Vice President,
                                        General Counsel & Secretary


Date:  December 12, 2000


                               EXHIBIT INDEX




Exhibit
   No.

  2.1 Amendment No. 1, dated as of December 7, 2000, to Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc. (Incorporated by reference to Exhibit 2.4 to News Corporation's Registration Statement on Form F-4 filed on December 7, 2000 (File No. 333-51434)).